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                                                                   Exhibit 10.72

                               FIRST AMENDMENT TO
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                  AMENDED AND RESTATED SECURED PROMISSORY NOTE
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         Corvas International, Inc., a Delaware corporation having a principal place of business at 3030 Science Park Rd., San Diego, CA 92121 ("Lender") and Randall E. Woods and Nancy Saint Woods, a married couple residing in the State of California (collectively and separately "Borrower"), enter into this First Amendment effective as of September 17, 1998.

                                  I. BACKGROUND
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      1.1     Randall E. Woods and Lender are parties to an Amended and Restated
Secured Promissory Note, having a date of August 28, 1997 ("Amended Note"), which is appended hereto as Appendix I, and which relates, in part, to the grant of a security interest in all of Mr. Woods' right, title and interest in the Lawsuit (Case No. N075230).

      1.2 As approved by resolution of the Board of Directors of Lender ("Board") at its Board Meeting held October 6, 1998, Lender and Mr. Woods each desires to amend and restate the Amended Note pursuant to the terms expressly stated herein. More specifically, the parties wish to amend the Amended Note to
a) recognize that right, title and interest in the Lawsuit may be jointly owned by Randall E. Woods and Nancy Saint Woods, pursuant to community property laws of the State of California, b) recognize a change in identification of the lawsuit, and c) recognize the Board's instruction that one aspect of the final maturity date of the Note be extended.

      1.3 All capitalized terms not defined, or redefined via amendment, in this First Amendment, are as defined in the Amended Note.

                     II. AMENDMENT TO DEFINITION OF BORROWER
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      2.1     Section A of the Amended Note defines "Borrower" to be Randall E.
Woods, an individual residing in the State of California.

      2.2 The definition of Borrower in the Amended Note is hereby amended to be Randall E. Woods and Nancy Saint Woods, a married couple residing in the State of California.

                    III. AMENDMENT TO LAWSUIT IDENTIFICATION
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      3.1     Section D of the Amended Note is hereby amended to delete "Case
No. N075230", and to state in its place "Case No. N0724356".

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                         IV. AMENDMENT TO MATURITY DATE
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      4.1     A new Section F is added to the Amended Note, immediately
following Section E:

              F. As approved by resolution of the Board of Directors of Lender at its Board meeting held October 6, 1998, Borrower and Lender each desires to amend and restate in its entirety the Amended Note to provide that the final maturity date of the Note, as defined therein, is extended to the earliest of (i) August 28, 1999, (ii) the settlement or other final determination of the Lawsuit and (iii) the date which is ninety days after any termination of employment of Mr. Woods with Lender for any reason or no reason (with or without cause) and (b) to provide for the grant of a security interest in all of Borrower's right, title and interest in the Lawsuit and the proceeds thereof to secure the repayment of principal under this Note and the payment of all costs incurred by Lender pursuant to the enforcement of Lender's rights under this Note and the performance of all other obligations under this Note by Borrower.

      4.2 Section 1 of the Amended Note is hereby amended to a) delete "September 18, 1998", and to state in its place "August 28, 1999", and b) to delete "Borrower", and to state in its place "Mr. Woods".

                            V. ADDITIONAL AMENDMENTS
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      5.1     Section 3 of the Amended Note is hereby amended to delete the first sentence of Section 3 in its entirety, and to state in its place:

              "In order to secure the prompt and complete payment and performance of all obligations of borrower under this Note, including, without limitation, the repayment of principal and the reimbursement of all costs of enforcing any of Lender's rights under this Note (including, without limitation, reasonable attorneys' fees, disbursements, costs and other expenses), Borrower hereby grants to Lender a security interest in all of Borrower's right, title and interest in the lawsuit filed by Borrower in the Superior Court of the State of California for the County of San Diego, North County Judicial District, known as Case No. N0724356 and the proceeds thereof (the "Collateral").

      5.2 Pursuant to Section 3, a UCC-1 Financing Statement has been executed by Borrower, and is attached hereto as Appendix II.

      5.3 Section 4 of the Amended Note, item (3), is hereby amended to delete "Borrower" and to state in its place "both Borrowers".


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      Other than expressly amended and stated herein, no other aspect of the
Amended Note is altered by this First Amendment. Agreement to the foregoing is acknowledged by the signatures below:


/s/ RANDALL E. WOODS                NOVEMBER 10, 1998
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Randall E. Woods                    Date


/s/ NANCY SAINT WOODS               NOVEMBER 10, 1998
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Nancy Saint Woods                   Date